                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported)  July 2, 1996
                                       ------------

                         COMMISSION FILE NO.:  0-25722


                               HF BANCORP, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

Delaware                                                        33-0576146
- --------------------------------------------------         -------------------
(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                              Identification No.)

445 E. Florida Avenue, Hemet, California                          92543
- --------------------------------------------------         -------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (909) 658-4411
                                                           -------------------

Item 5.  Other Information
         -----------------

      On July 2, 1996 the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

        Exhibit 99 - Press Release dated July 2, 1996.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By:   /s/ J. Robert Eichinger
                                                -----------------------------
                                                President and Chief Executive
                                                Officer


Dated:  July 5, 1996
        ------------